Exhibit 32.2

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Recon Technology, Ltd for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Liu Jia, certify that:

(1) This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Recon Technology, Ltd.

Date: May 13, 2013	/s/ Liu Jia
Liu Jia
Chief Financial Officer (Principal Financial Officer)